Exhibit 99.1
QuinStreet Revenue up 27%; Education Growth Accelerates to 18%
Company Reports $98M Revenue, $22M Adjusted EBITDA and 22% Adjusted EBITDA Margin
Foster City, CA — February 2, 2011 — QuinStreet, Inc. (NASDAQ: QNST), a leader in vertical marketing and media online, today announced its financial results for the fiscal second quarter ended December 31, 2010.
For the quarter, the Company reported total revenue of $97.6 million, an increase of 27% over revenue reported in the same quarter last year.
Adjusted EBITDA for the quarter was $21.7 million, or 22% of revenue.
The Company reported net income of $6.9 million, or $0.14 per diluted share, for the quarter. Adjusted net income for the quarter was $12.3 million, or $0.25 per diluted share. Adjusted net income excludes stock-based compensation expense and amortization of intangible assets, net of estimated tax.
Revenue for the Financial Services client vertical was $44.0 million, an increase of 36% compared to the same quarter last year. Revenue for the Education client vertical was $43.2 million, an increase of 18% compared to the year-ago quarter. Excluding the effects from one large education client undergoing a previously disclosed change in its online marketing strategy, revenue for the Education client vertical grew 24%. The large client change was "lapped" in November and will no longer be reported separately going forward. Revenue for Other client verticals was $10.4 million, an increase of 29% versus the year-ago quarter.
Reconciliations of adjusted net income to net income, adjusted EBITDA to net income, and free cash flow to net cash provided by operating activities are included in the accompanying tables.
"We reported another good quarter of financial results. Education performance was particularly impressive, returning to target double-digit growth ahead of forecast. Overall seasonal effects were in line with historic norms and projections." commented Doug Valenti, QuinStreet CEO. "We have a lot of momentum in our two largest verticals, Education and Financial Services. Execution by our client, media and technology teams has been outstanding. Demand from clients is strong. We remain excited about the enormous size of our markets. While we are not a young company — this is our ninth consecutive year of strong revenue growth and strong, consistent profitability — we are still in the early stages of this long-term business opportunity."
Conference Call
QuinStreet will host a conference call and corresponding live webcast at 2:00 p.m. PT today. To access the conference call, dial 1-866-240-0819 for the U.S. and Canada and 1-973-200-3360 for international callers. The webcast will be available live on the investor relations section of the Company’s website at http://investor.quinstreet.com, and via replay beginning approximately two hours after the completion of the call until the Company’s announcement of its financial results for the next quarter. An audio replay of the call will also be available to investors beginning at approximately 5:00 p.m. PT on February 2, 2011 until 11:59 p.m. PT on February 10, 2011 by dialing 1-800-642-1687 in the U.S. and Canada, or 1-706-645-9291 for international callers, using passcode 36582926#. This press release, the financial tables, as well as other supplemental financial information are also available on the investor relations section of the Company’s website at http://investor.quinstreet.com.
Final operating results will be included in the Company’s quarterly report on Form 10-Q, which will be filed with the Securities and Exchange Commission no later than February 14, 2011.

About QuinStreet
QuinStreet, Inc. (NASDAQ: QNST) is a leader in vertical marketing and media online. QuinStreet is headquartered in Foster City, CA. For more information, please visit www.quinstreet.com.
Non-GAAP Financial Measures
This release and the accompanying tables include a discussion of adjusted EBITDA, adjusted net income, adjusted diluted net income per share and free cash flow, all of which are non-GAAP financial measures that are provided as a complement to results provided in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The term "adjusted EBITDA" refers to a financial measure that we define as net income less provision for taxes, depreciation expense, amortization expense, stock-based compensation expense, interest and other income (expense), net. The term "adjusted net income" refers to a financial measure that we define as net income adjusted for amortization expense and stock-based compensation expense, net of estimated taxes. The term "adjusted diluted net income per share" refers to a financial measure that we define as adjusted net income divided by weighted average diluted shares outstanding. The term "free cash flow" refers to a financial measure that we define as net cash provided by operating activities, less capital expenditures and internal software development costs. These non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results. In addition, our definition of adjusted EBITDA, adjusted net income, adjusted diluted net income per share and free cash flow may not be comparable to the definitions as reported by other companies.
We believe adjusted EBITDA, adjusted net income, adjusted diluted net income per share and free cash flow are relevant and useful information because they provide us and investors with additional measurements to analyze the Company’s operating performance.
Adjusted EBITDA is part of our internal management reporting and planning process and one of the primary measures used by our management to evaluate the operating performance of our business, as well as potential acquisitions. Adjusted EBITDA is useful to us and investors because it provides information related to the Company’s ability to provide cash flow for acquisitions, capital expenditures and working capital requirements. Internally, adjusted EBITDA is used by management for planning purposes, including preparation of internal budgets; to allocate resources to enhance financial performance; to evaluate the effectiveness of operational strategies; and to evaluate the Company’s capacity to fund acquisitions and capital expenditures as well as the capacity to service debt. Adjusted EBITDA is used as a key financial metric in senior management’s annual incentive compensation program. The Company believes that analysts and investors use adjusted EBITDA as a supplemental measurement to evaluate the overall operating performance of companies in its industry and use adjusted EBITDA multiples as a metric for analyzing company valuations. It is also an element of certain maintenance covenants under our debt agreements.
Adjusted net income and adjusted diluted net income per share are useful to us and investors because they present an additional measurement of our financial performance, taking into account depreciation, which we believe is an ongoing cost of doing business, but excluding the impact of certain non-cash expenses (stock-based compensation and amortization of intangible assets). The Company believes that analysts and investors use adjusted net income and adjusted diluted net income per share as supplemental measures to evaluate the overall operating performance of companies in our industry.
Free cash flow is useful to us and investors because it represents the cash that our business generates from operations, before taking into account cash movements that are non-operational, and is a metric commonly used in our industry to understand the underlying cash generating capacity of a company’s financial model. The Company believes that analysts and investors use free cash flow multiples as a metric for analyzing company valuations in our industry. Free cash flow has certain limitations in that it does not represent the total increase or decrease in the cash balance for the period, nor does it represent the residual cash flow for discretionary expenditures. Therefore, we think it is important to evaluate free cash flow along with our consolidated statement of cash flows.
We intend to provide these non-GAAP financial measures as part of our future earnings discussions and, therefore, the inclusion of these non-GAAP financial measures will provide consistency in our financial reporting. A reconciliation of these non-GAAP measures to GAAP is provided in the accompanying tables.

Legal Notice Regarding Forward Looking Statements
This press release and its attachments contain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 that involve risks and uncertainties. Words such as "will," "believe," "intend," "potential" and similar expressions are intended to identify forward-looking statements. These forward-looking statements include the quotations from management in this press release, as well as any statements regarding the Company’s anticipated financial results and strategic and operational plans. The Company’s actual results may differ materially from those anticipated in these forward-looking statements. Factors that may contribute to such differences include, but are not limited to: the Company’s ability to deliver an adequate rate of growth and manage such growth; the impact of changes in government regulation and industry standards; the Company’s ability to maintain and increase the number of visitors to its websites; the Company’s ability to identify and manage acquisitions; the impact of the current economic climate on the Company’s business; the Company’s ability to attract and retain qualified executives and employees; the Company’s ability to compete effectively against others in the online marketing and media industry; the impact and costs of any failure by the Company to comply with government regulations and industry standards; and costs associated with defending intellectual property infringement and other claims. More information about potential factors that could affect the Company’s business and financial results is contained in the Company’s annual report on Form 10-K as filed with the Securities and Exchange Commission on September 13, 2010. Additional information will also be set forth in the Company’s quarterly report on Form 10-Q for the quarter ended December 31, 2010, which will be filed with the SEC during the Company’s fiscal third quarter in 2011. The Company does not intend and undertakes no duty to release publicly any updates or revisions to any forward-looking statements contained herein.
Contact Information:
Erica Abrams or Matthew Hunt
(415)217-5864 or (415) 489-2194
erica@blueshirtgroup.com
matt@blueshirtgroup.com

QUINSTREET, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)
(Unaudited)

	December 31,	June 30,
	2010	2010
Assets
Current assets
Cash and cash equivalents	$106,821	$155,770
Marketable securities	18,903	—
Accounts receivable, net	52,421	51,466
Deferred tax assets	8,527	8,528
Prepaid expenses and other assets	10,883	3,123

Total current assets	197,555	218,887

Property and equipment, net	9,370	5,419
Goodwill	211,161	158,582
Other intangible assets, net	77,182	47,156
Deferred tax assets, noncurrent	3,972	3,972
Other assets, noncurrent	453	614

Total assets	$499,693	$434,630

Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable	$22,604	$16,776
Accrued liabilities	28,597	30,144
Deferred revenue	1,809	1,241
Debt	15,414	15,562

Total current liabilities	68,424	63,723

Deferred revenue, noncurrent	177	305
Debt, noncurrent	101,607	78,046
Other liabilities, noncurrent	2,926	2,534

Total liabilities	173,134	144,608

Stockholders’ equity
Common stock	49	47
Additional paid-in capital	239,724	217,581
Treasury stock	(7,779)	(7,779)
Accumulated other comprehensive (loss) income	(28)	9
Retained earnings	94,593	80,164

Total stockholders’ equity	326,559	290,022

Total liabilities and stockholders’ equity	$499,693	$434,630

QUINSTREET, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)
(Unaudited)

	Three Months Ended		Six Months Ended
	December 31,		December 31,
	2010	2009	2010	2009
Net revenue	$97,582	$76,963	$201,198	$155,515
Cost of revenue (1)	70,662	56,557	144,291	111,604

Gross profit	26,920	20,406	56,907	43,911
Operating expenses: (1)
Product development	5,933	4,739	11,484	9,209
Sales and marketing	4,665	3,990	9,410	7,615
General and administrative	4,943	6,203	9,665	9,644

Operating income	11,379	5,474	26,348	17,443
Interest income	47	8	114	17
Interest expense	(1,028)	(881)	(2,017)	(1,629)
Other income (expense), net	(79)	165	85	285

Income before income taxes	10,319	4,766	24,530	16,116
Provision for taxes	(3,391)	(2,356)	(10,101)	(7,193)

Net income	$6,928	$2,410	$14,429	$8,923

Net income attributable to common stockholders
Basic	$6,928	$620	$14,429	$2,831

Diluted	$6,928	$708	$14,429	$3,154

Net income per share attributable to common stockholders
Basic	$0.15	$0.05	$0.32	$0.21

Diluted	$0.14	$0.04	$0.30	$0.20

Weighted average shares used in computing net income per share attributable to common stockholders
Basic	45,858	13,521	45,478	13,463
Diluted	49,194	16,958	48,153	16,169

(1)	Cost of revenue and operating expenses include stock-based compensation expense as follows:

Cost of revenue	$1,129	$762	$2,273	$1,490
Product development	691	631	1,415	884
Sales and marketing	992	834	2,198	1,341
General and administrative	804	2,637	1,460	3,378

QUINSTREET, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Three Months Ended		Six Months Ended
	December 31,		December 31,
	2010	2009	2010	2009
Cash Flows from Operating Activities
Net income	$6,928	$2,410	$14,429	$8,923
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	6,723	4,651	12,620	8,603
Provision for sales returns and doubtful accounts receivable	2	(340)	(468)	(124)
Stock-based compensation	3,616	4,864	7,346	7,093
Excess tax benefits from stock-based compensation	(5,025)	(1,278)	(5,312)	(1,372)
Other non-cash adjustments, net	70	207	85	309
Changes in assets and liabilities, net of effects of acquisitions:
Accounts receivable	10,131	1,773	123	(4,076)
Prepaid expenses and other assets	(853)	(4,116)	(2,705)	(4,352)
Other assets, noncurrent	147	(840)	167	(796)
Accounts payable	(1,705)	1,103	5,255	1,946
Accrued liabilities	73	(3,477)	(2,654)	752
Deferred revenue	370	(712)	440	(828)
Other liabilities, noncurrent	397	24	392	(1)

Net cash provided by operating activities	20,874	4,269	29,718	16,077

Cash Flows from Investing Activities
Restricted cash	—	12	(6)	15
Proceeds from sales of property and equipment	—	(1)	—	43
Capital expenditures	(2,045)	(592)	(2,947)	(1,035)
Business acquisitions, net of notes payable and cash acquired	(52,507)	(34,189)	(86,628)	(45,952)
Internal software development costs	(496)	(331)	(880)	(647)
Purchases of marketable securities	(18,916)	—	(18,916)	—

Net cash used in investing activities	(73,964)	(35,101)	(109,377)	(47,576)

Cash Flows from Financing Activities
Payments for issuance of common stock	(101)	(402)	(106)	(402)
Proceeds from exercise of common stock options	7,519	956	9,614	1,252
Proceeds from bank debt	24,800	36,800	24,800	43,300
Principal payments on bank debt	(875)	(750)	(1,775)	(1,500)
Principal payments on acquisition-related notes payable	(3,746)	(880)	(7,111)	(2,843)
Excess tax benefits from stock-based compensation	5,025	1,278	5,312	1,372
Repurchases of common stock	—	(138)	—	(715)

Net cash provided by financing activities	32,622	36,864	30,734	40,464

Effect of exchange rate changes on cash and cash equivalents	(5)	12	(24)	(8)
Net (decrease) increase in cash and cash equivalents	(20,473)	6,044	(48,949)	8,957
Cash and cash equivalents at beginning of period	127,294	28,095	155,770	25,182

Cash and cash equivalents at end of period	$106,821	$34,139	$106,821	$34,139

QUINSTREET, INC.
RECONCILIATION OF NET INCOME TO
ADJUSTED NET INCOME
(In thousands, except per share data)
(Unaudited)

	Three Months Ended		Six Months Ended
	December 31,		December 31,
	2010	2009	2010	2009
Net Income	$6,928	$2,410	$14,429	$8,923
Amortization of intangible assets	5,529	3,805	10,451	6,960
Stock-based compensation	3,616	4,864	7,346	7,093
Tax impact of the above items	(3,750)	(3,159)	(6,423)	(5,044)

Adjusted net income	$12,323	$7,920	$25,803	$17,932

Adjusted diluted net income per share	$0.25		$0.54

Weighted average shares used in computing adjusted diluted net income per share	49,194		48,153

QUINSTREET, INC.
RECONCILIATION OF NET INCOME TO
ADJUSTED EBITDA
(In thousands)
(Unaudited)

	Three Months Ended		Six Months Ended
	December 31,		December 31,
	2010	2009	2010	2009
Net income	$6,928	$2,410	$14,429	$8,923
Interest and other income (expense), net	1,060	708	1,818	1,327
Provision for taxes	3,391	2,356	10,101	7,193
Depreciation and amortization	6,723	4,651	12,620	8,603
Stock-based compensation	3,616	4,864	7,346	7,093

Adjusted EBITDA	$21,718	$14,989	$46,314	$33,139

QUINSTREET, INC.
RECONCILIATION OF NET CASH PROVIDED BY
OPERATING ACTIVITIES TO FREE CASH FLOW
(In thousands)
(Unaudited)

	Three Months Ended		Six Months Ended
	December 31,		December 31,
	2010	2009	2010	2009
Net cash provided by operating activities	$20,874	$4,269	$29,718	$16,077
Capital expenditures	(2,045)	(592)	(2,947)	(1,035)
Internal software development costs	(496)	(331)	(880)	(647)

Free cash flow	$18,333	$3,346	$25,891	$14,395